UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017 (September 7, 2017)

Fifth Street Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33901	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Putnam Avenue, 3rd Floor, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 681-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 7, 2017, Fifth Street Finance Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). Set forth below are the two proposals voted upon by the Company’s stockholders at the Special Meeting, as set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 25, 2017, together with the voting results for each proposal. As of July 14, 2017, the record date for the Special Meeting, 140,960,651 shares of the Company’s common stock were outstanding and entitled to vote.

Proposal 1. The Company’s stockholders approved an investment advisory agreement by and between the Company and Oaktree Capital Management, L.P., a Delaware limited partnership (“Oaktree”), to take effect upon the closing of the transactions (the “Transaction”) contemplated by the asset purchase agreement, dated as of July 13, 2017, by and among Oaktree and Fifth Street Management LLC, a Delaware limited liability company, and, for certain limited purposes, Fifth Street Asset Management Inc., a Delaware corporation, and Fifth Street Holdings L.P., a Delaware limited partnership, pursuant to which Oaktree would replace Fifth Street Management LLC as the Company’s investment adviser, as set forth below:

Votes For	Votes Against	Abstain

83,973,655	608,255	524,519

Proposal 2. Contingent upon the closing of the Transaction, the Company’s stockholders elected the following five nominees to serve on the Board of Directors of the Company, each of whom will serve commencing on the closing of the Transaction and until the annual meeting of stockholders set forth below, or until his successor is duly elected and qualified: John B. Frank, Marc H. Gamsin, Craig Jacobson, Richard G. Ruben and Bruce Zimmerman. The tabulation of votes was:

Name	Votes For	Withheld

John B. Frank (term expires at the 2020 annual meeting)	83,734,668	1,371,765

Marc H. Gamsin (term expires at the 2018 annual meeting)	83,721,491	1,384,941

Craig Jacobson (term expires at the 2018 annual meeting)	83,199,836	1,906,597

Richard G. Ruben (term expires at the 2019 annual meeting)	83,721,023	1,385,410

Bruce Zimmerman (term expires at the 2020 annual meeting)	83,724,616	1,381,817

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET FINANCE CORP.

Date: September 8, 2017	By:	/s/ Kerry S. Acocella
Name: Kerry S. Acocella Title: Chief Compliance Officer